UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026

JBS N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-42678	98-1861274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Stroombaan 16, 5th Floor Amstelveen, Netherlands	1181 VX
(Address of principal executive offices)	(Zip Code)

+31 20 656 47 00
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares, par value €0.01 per share	JBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 15, 2026, JBS N.V.’s (“JBS’s”) wholly-owned Brazilian subsidiary JBS S.A. (“JBS S.A.”) entered into a Brazilian law-governed association agreement (the “Association Agreement”) with Viva Holding Ltda. (“Viva Holding”) (JBS S.A. and Viva Holding, individually a “Party” and collectively, the “Parties”), with Vanz Holding Ltda. (“Vanz”) and Viposa Participações Ltda. (“Viposa” and, together with Vanz, the “Viva Shareholders”), as consenting intervening parties and guarantors, and Viva S.A. (“Viva”) and JBS Couros Brasil Ltda. (“JBS Couros”), as consenting intervening parties. The Association Agreement sets forth the definitive terms and conditions under which, following the satisfaction of certain conditions, the Parties will consummate the combination of the assets and activities related to the production, processing and commercialization of leather of JBS S.A. and Viva, through a company to be named “JBS Viva” (the “Transaction”).

The Association Agreement sets forth the following principal terms and conditions:

(i)	JBS Viva will be owned, immediately after closing (“Closing”), in equal parts by JBS S.A. and Viva Holding, each of which will own 50% of the shares issued by JBS Viva. JBS S.A. will subscribe for the new common shares issued by JBS Viva and will pay for them by contributing all of the quotas issued by JBS Couros, a company that will hold all of the assets of JBS S.A.’s leather division;

(ii)	Before Closing, corporate reorganizations will be carried out to (a) concentrate in Viva Holding the ownership of all shares of Viva and segregate the assets and activities excluded from the Transaction; and (b) transfer JBS S.A.’s leather assets to JBS Couros, whose quotas will subsequently be contributed by JBS S.A. to JBS Viva;

(iii)	JBS Viva will have parity governance, with a Board of Directors composed of up to six members, three appointed by JBS S.A. and three by Viva Holding. JBS S.A. will appoint the Chairman of the Board, without a casting vote, and the Chief Financial Officer; Viva Holding will appoint the Chief Executive Officer and the Chief Operating Officer;

(iv)	The Transaction will include the assets related to the production of leather of JBS S.A. and its foreign subsidiaries, and Viva’s assets related to the production of leather and the manufacture and commercialization of chemical products used in leather processing;

(v)	The Transaction will not include: (a) the collagen and gelatin activities and assets of both Parties; (b) the leather assets, inventories and activities related to the operation of JBS’s plant in Cactus, Texas; (c) the assets of JBS S.A.’s leather division located in Germany, Uruguay and Mexico; and (d) Viva’s assets not currently used in its leather operations. The excluded assets and activities will be segregated before Closing and will remain outside the scope of the Transaction, continuing to be operated individually by the respective Parties;

(vi)	JBS S.A. and JBS Viva will enter into a Leather Supply Agreement pursuant to which JBS S.A. will supply JBS Viva with raw hides produced by its slaughterhouses in Brazil; and

(vii)	JBS S.A. and JBS Viva will also enter into a Raw Material Supply Agreement, pursuant to which JBS Viva agrees to sell to JBS S.A. the corresponding volume of trimmings and shavings generated during the processing of the leather supplied by JBS S.A. to JBS Viva, which will be used in JBS S.A.’s gelatin, collagen and related products business.

Under the Association Agreement, completion of the Transaction remains subject to and conditioned upon the satisfaction of certain conditions precedent customary for this type of transaction, and there can be no guarantee that the Transaction will be consummated in a timely manner or at all.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements, including statements relating to business plans and objectives, and the assumptions upon which those statements are based, that are “forward-looking statements,” as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “should,” “strategy,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. These statements are based on the current expectations of the management of JBS and are subject to uncertainty and to changes in circumstances. In addition, these statements are based on a number of assumptions that are subject to change. Many factors could cause actual results to differ materially from these forward-looking statements including unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management and expansion and growth of JBS’s operations, as well as the risk factors discussed in JBS’s filings with the United States Securities and Exchange Commission, including JBS’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 20-F. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on JBS’s consolidated financial condition, results of operations or liquidity. Forward-looking statements included herein are made as of the date hereof, and JBS undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2026	JBS N.V.

/s/ Guilherme Perboyre Cavalcanti
	Name:	Guilherme Perboyre Cavalcanti
	Title:	Global Chief Financial Officer and Investor Relations Officer

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